UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

     Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant[X] Filed by a Party other than the Registrant[ ] Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

THT HEAT TRANSFER TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THT Heat Transfer Technology, Inc.
No. 5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China

September 30, 2014

Dear Stockholder:

You are invited to attend the THT Heat Transfer Technology, Inc. Annual Meeting of Stockholders to be held on November 19, 2014 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No. 6 Futong East Street, Chaoyang, District, Beijing 100102, People’s Republic of China.

We have provided details of the business to be conducted at the meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement, and proxy card. We encourage you to read these materials, so you may be informed about the business to come before the meeting.

Your participation is important, regardless of the number of shares you own. In order for us to have an efficient meeting, please sign, date, and return the enclosed proxy card promptly in the accompanying reply envelope. You can find additional information concerning our voting procedures in the accompanying materials.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Guohong Zhao
Guohong Zhao
Chairman and Chief Executive Officer

THT Heat Transfer Technology, Inc.
No. 5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2014

You are invited to attend the THT Heat Transfer Technology, Inc. Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 19, 2014 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No. 6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China.

The matters proposed for consideration at the meeting are:

1.	The election of six persons as directors of the Company, each to serve for a term of one year or until their respective successors shall have been duly elected and qualified.
2.	The ratification of the appointment of MaloneBailey LLP (“MaloneBailey”) as the independent registered public accounting firm of the Company for the current year.
3.	To hold an advisory vote on executive compensation; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has set September 22, 2014 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.

It is important that your shares are represented at the Annual Meeting. We urge you to review the Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via Internet (https://www.iproxydirect.com) or by mail, and prefer to mail. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you expect to attend the Annual Meeting, your vote is important. To ensure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the accompanying reply envelope, which requires no additional postage. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure all your shares are voted. The accompanying proxy statement and form of proxy are first being sent or given to our stockholders on or about September 30, 2014.

By Order of the Board of Directors,

/s/ Guohong Zhao
Guohong Zhao
Chairman and Chief Executive Officer

September 30, 2014

Siping City, Jilin Province

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF THT HEAT TRANSFER TECHNOLOGY, INC.
TO BE HELD ON NOVEMBER 19, 2014

The Proxy Statement and the 2013 Annual Report are available online at https://www.iproxydirect.com.

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING
Who May Vote
Voting Your Proxy
Revoking Your Proxy
Solicitation of Proxies
Delivery of Proxy Materials to Households
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
PROPOSAL 1: ELECTION OF DIRECTORS
General Information
Substitute Nominees
Vacancies
Information Regarding the Nominees for Election as Directors
Family Relationships
Involvement in Certain Legal Proceedings
Promoters and Certain Control Persons
Committees of the Board of Directors
EXECUTIVE OFFICERS
EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
Compensation Committee Interlocks and Insider Participation
Summary Compensation Table
COMPENSATION COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Auditor Fees and Services
Pre-Approval Policies and Procedures
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
DEADLINE FOR STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

THT Heat Transfer Technology, Inc.
No. 5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China

PROXY STATEMENT FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2014

The Board of Directors of THT Heat Transfer Technology, Inc. (the “Board”) solicits the accompanying proxy to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 19, 2014 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No. 6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China, and at any adjournments or postponements thereof. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “the Company” or “THTI,” we are describing THT Heat Transfer Technology, Inc.

This proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being sent or given to our stockholders on or about September 30, 2014. This proxy statement and our 2013 Annual Report are also available at www.tht.cn.

PURPOSES OF THE MEETING

At the Annual Meeting, we will ask you to consider and act upon the following matters:

1.	The election of six persons as directors of the Company, each to serve for a term of one year, or until their respective successors shall have been duly elected and qualified.
2.	The ratification of the appointment of MaloneBailey as the independent registered public accounting firm of the Company for the current year.
3.	To hold an advisory vote on executive compensation; and
4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

GENERAL INFORMATION

Who May Vote

     Only stockholders of record of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on September 22, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during office hours at the executive offices of the Company at No. 5 Nanhuan Road, Tiexi District, Siping, Jilin Province 136000, People’s Republic of China, by contacting the Secretary of the Company.

     A majority of the outstanding shares of Common Stock entitled to vote as of the Record Date, or a “quorum,” must be present, either in person or by proxy, at the Annual Meeting in order to transact business. Should you submit a proxy or voter instructions, even if you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

     Abstentions and broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     As of the Record Date, we had issued and outstanding 20,453,500 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

     You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that is being mailed to you. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you, you can also vote by mail by completing, dating, and signing the proxy or vote instruction form and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59am (EST) on November 18, 2014. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the second business day before the Annual Meeting.

     You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials mailed to you and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

     Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a registered holder and no specific instructions are given the shares will be voted FOR all of the nominees for the Board of Directors (Proposal 1), and FOR the ratification of MaloneBailey as the Company’s independent registered public accounting firm (Proposal 2) and FOR the approval of execution compensation (Proposal 3). If you hold your shares in “street name,” you must give your broker, bank, trust or nominee specific instructions on how to vote your shares of Common Stock with respect to Proposals 1 and 3. If you fail to give specific instructions with respect to such proposals, your vote will not be counted for those matters. If you fail to give instructions with respect to Proposal 2, your broker, bank, trust or nominee will generally be able to vote such shares at their discretion. In addition, if other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Stockholders have no cumulative voting, dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

     Tabulation of Votes. Fang Liu has been appointed Inspector of Elections for the Annual Meeting, and in such capacity will separately tabulate the affirmative votes, negative votes, abstentions, and broker non-votes with respect to each of the proposals.

Revoking Your Proxy

     Even if you submit a proxy or voter instructions, you may revoke and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail by requesting a copy be mailed to you or executing and mailing a subsequently-dated proxy. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59am (EST) on November 18, 2014. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the second business day before the Annual Meeting.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting. You are strongly encouraged, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

     The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokers and other nominees for expenses incurred in sending proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

     Only one copy of the Company’s 2013 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

     We will deliver promptly upon written or oral request a separate copy of the 2013 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, Proxy Statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

     If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of September 22, 2014 by (i) each person or entity who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of common stock listed as owned by such person or entity.

Unless otherwise specified, the address of each of the persons set forth below is in care of Siping Juyuan, THT Industrial Park, No. 5 Nanhuan Road, Tiexi District, Siping City, Jilin Province, People’s Republic of China.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Guohong Zhao	Chairman and CEO	Common Stock	4,559,214	22.3%
Zhigang Xu	Interim Chief Financial Officer	Common Stock	0	*
Yue Cui	VP of Production	Common Stock	0	*
Fucai Zhan	VP of R&D and Director	Common Stock	0	*
Wenquan Tao	Director	Common Stock	0	*
Jingxun Chen	Director	Common Stock	24,667	*
To Tsang	Director	Common Stock	0	*
Youjun Lian	Director	Common Stock	0	*
Ariel Poppel	Director	Common Stock	0	*
All officers and directors as a group (9 persons named above)		Common Stock	4,583,881	22.4%
5% Security Holders
Guohong Zhao		Common Stock	4,217,804	20.62%

* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)

A total of 20,453,500 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of September 22, 2014. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

ELECTION OF DIRECTORS

(PROPOSAL 1)

General Information

During 2013, the Board held 4 meetings. Our Board is currently composed of seven members. Each current member’s term expires at the Annual Meeting (subject to the election and qualification of his successor, or his earlier death, resignation, or removal).

On September 10, 2014, Mr. Tao informed the Board that he is retiring from the Board and will not stand for re-election at the end of his current term at the Annual Meeting. Therefore, instead of nominating a slate of seven directors for the Annual Meeting, the Board will be nominating a slate comprised of the six remaining nominees set forth in the proxy statement. Each nominee is a current member of the Board, has agreed to stand for election and serve if elected, and has consented to be named in this proxy statement.

Substitute Nominees

If, at the time of or before the Annual Meeting, any nominee is unable to be a candidate when the election occurs, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

Under our bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or vacancies created by the resignation of a director. Any nominee so elected and appointed by the Board would hold office for the remainder of the term of office of all directors, which term expires annually at our annual meeting of stockholders.

Information Regarding the Nominees for Election as Directors

The name of each nominee for election as director, age as of September 22, 2014 and certain additional information with respect to each nominee concerning his principal occupation, other affiliations, and business experience during the last five years, are set forth below.

Nominees for Election as Director

Name	Age	Committees
Guohong Zhao	53
Fucai Zhan	43
Jingxun Chen	39	Audit (Chair); Compensation; and Corporate Governance and Nominating
To Tsang	38	Audit; Compensation (Chair); and Corporate Governance and Nominating
Youjun Lian	61	Audit; Compensation; and Corporate Governance and Nominating(Chair)
Ariel Poppel	61

Guohong Zhao. Mr. Zhao became our Chairman and CEO on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. As the founder of Siping Juyuan, Mr. Zhao has served as the Chairman and CEO of Siping Juyuan since 1998. From 1996 to 1997, he was the Chairman and CEO of Siping City Traffic Safety Equipment Co., Ltd., a manufacturer of traffic safety equipment. Before 1995, he worked in senior positions in China Agriculture Bank, Siping Branch. Mr. Zhao graduated from Jilin Province Radio and Television University in 1986, holding a college degree in Economics. Mr. Zhao has over 10 years experience in the heat exchanger industry and over 20 years of management experience.

Fucai Zhan. Mr. Zhan became our Vice President of Research and Development on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. Zhan joined Siping Junyuan in 1999 as Vice President of Sales and was appointed as Vice President of Research and Development in 2009. Before joining Siping Juyuan, he worked as production manager, Research and Development manager and assistant to GM in Dong Feng Siping Auto Parts Co., Ltd. Mr. Zhan possesses over 15 years comprehensive experience in production, research and development, and sales and is well positioned to lead our research and development function to be highly market oriented. Mr. Zhan graduated from Jilin University of Technology in 1996.

Jingxun Chen. Mr. Chen has around 15 years’ accounting and auditing experience, from which he has gained extensive knowledge of China, US, Hong Kong and International Financial Reporting Standards (IFRS). After beginning his career as an Auditor with PricewaterhouseCoopers (PwC) in 1997, he was promoted to Senior Auditor in 1999 and remained with PwC until 2004, when he joined Schwartz Levitsky Feldman LLP as Senior Auditor. In 2006, Mr. Chen joined NASDAQ-listed China BAK Battery, Inc., where he offers strategic counsel on finance and accounting related matters in his role as Financial Consultant. Mr. Chen holds a bachelor’s degree in Accounting and Auditing from Shenzhen University, People’s Republic of China.

To Tsang. Mr. To Tsang has extensive knowledge with overseas capital markets and has advised various PRC companies on their pre-IPO restructurings, pre-IPO financing and securities offerings on the overseas capital markets and has advised on numerous reverse acquisitions of overseas public companies by PRC companies. Since May 2008, he has been a partner at King & Wood, practicing mergers and acquisitions, corporate restructurings, securities offerings, and other corporate advisory matters. From April 2006 to April 2008, Mr. Tsang worked as a Hong Kong solicitor with DLA Piper. From July 1997 to March 2006, Mr. Tsang worked as a Hong Kong trainee and paralegal for Michael Cheuk, Wong & Kee. Mr. Tsang holds an LL.M. from the University of London, a PCLL from the City University of Hong Kong, and an LL.B. from Xiamen University. He is admitted as a Solicitor to the High Court of Hong Kong as well as a PRC qualified lawyer.

Youjun Lian. Mr. Lian is currently a member of the China Law Society, the Director of the Jilin Province Law Society, the Vice-President of Siping Law Society and is also a guest professor of Jilin Normal University School of Law. He has more than 30 years of experience in the legal field. From 2001 to 2010, Mr. Lian worked as the Deputy Chief Judge in Siping Intermediate People’s Court, the Commissioner of Siping Siping Potical Consultative Conference and Deputy Director of Commission for Legal Affairs of Siping Potical Consultative Conference. From 1995 to 2001, he worked as the Commissioner of Siping National People’s Congress Standing Committee and Chairman of Committee for Internal and Judicial Affairs. From 1992 to 1995, Mr. Lian worked as the Presiding Judge of Lishu People’s Court. From 1976 to 1992, he worked as the Judge, Associate Chief Judge and Chief Judge of Siping Intermediate People's Court. Mr. Lian graduated from Law School of Jilin University and holds a graduate degree.

Ariel Poppel. Since 2005, Mr. Poppel has been the Managing Director and CFO of Infinity Group, a leading Chinese-Israeli management group and investment fund. He is also currently the CEO of EIPAT (formally Shellcase). From 2004 to 2005, Mr. Poppel served as the Interim CEO, CFO and VP of Administration of Shellcase, a leading global supplier of innovative wafer level chip size packaging solutions for semiconductor devices for growing digital consumer products and telecom infrastructure markets. Mr. Poppel obtained his Bachelor’s degree in Economics and International Affairs from Bar Ilan University. He also had MBA training at Israeli Management Center. Mr. Poppel serves as a director on the boards of Nicast, Teledata, WLCSP, Mango/Mate, China Med, Yaan Securities and United Water, which are all private companies.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1.

Independence and Composition

The NASDAQ listing standards require that a majority of our Board be “independent” directors, as defined in the NASDAQ listing standards. The Board, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that Messrs. Chen, Tsang, Lian, and Poppel, representing a majority of our Board, are “independent” as defined in the NASDAQ listing standards. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and third parties as well as research conducted by management.

Stockholder Communication with the Board

We believe that it is important for our stockholders to be able to communicate their concerns to our Board. Stockholders may correspond with any director, committee member, or the Board of Directors generally by writing to the following address: THT Heat Transfer Technology, Inc., THT Industrial Park, No. 5 Nanhuan Road, Tiexi District, Siping City, Jilin Province, People’s Republic of China, Attention: Zhigang Xu. Please specify to whom your correspondence should be directed. All correspondence will be forwarded to the relevant director, committee member, or the full Board of Directors, as indicated in your correspondence.

Director Attendance at Annual Meeting of Stockholders

Our directors are encouraged to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Code of Ethics

On September 25, 2009, our Board adopted a new Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new Code of Ethics replaces our prior Code of Ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions. Our Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics can be found on our website www.tht.cn.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

The Board’s Role in Risk Oversight

The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company. In addition, the Board considers the risks inherent in our corporate strategy and offers insight to management relating to risk. At Board meetings, the Board considers strategic risks and opportunities as well as risks to the Company’s reputation and reviews risks related to the sustainability of its operations together with management’s input. Each committee of the Board monitors the risks associated with their areas of responsibility and consults with the rest of the Board regarding any risks relevant to their area of responsibility. It is management’s responsibility, however, to manage day-to-day risk and bring to the Board of Directors’ attention the most material risks to the Company.

Board Leadership Structure

Mr. Zhao is our Chairman and Chief Executive Officer. The Board has chosen Mr. Zhao to serve as both Chairman and Chief Executive Officer because the Board believes that he will best serve the Company and our stockholders in that dual role. During Board meetings when Mr. Zhao is present, he leads the Board.

The lead independent director position is determined by the issues to be discussed by the independent members of the Board and is lead by the Chairman of the relevant committee. Independent members of the Board met in executive session four times during 2013. Mr. Chen, as Chairman of the Audit Committee, was the lead director during the executive sessions.

Attendance at Board and Committee Meetings

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. The Board held four meetings during 2013.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each member of all our Committees are independent as director independence is specifically defined with respect to such members under the NASDAQ listing standards and applicable SEC rules and regulations. All of the members of the Committee are independent directors, as defined in NASDAQ Listing Rule 5605(a)(2). In addition, all of them also meet the additional criteria for compensation committee independence set forth in Rule 10C-1(b)(1) under the Securities Exchange Act of 1934 and the new NASDAQ Listing Rule 5605(d)(2). A copy of the charters for the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee is available both at the “Investors” section of the Company’s website located at www.tht.com and in print to any stockholder who requests it. The independent directors, if re-elected, will serve on each committee following the Annual Meeting and a description of the principal responsibilities of each committee follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jingxun Chen	* (Chair)	*	*
To Tsang	*	* (Chair)	*
Youjun Lian	*	*	* (Chair)

Audit Committee.

The Audit Committee currently consists of Messrs. Chen (chairman), Tao, Lian and Tsang. The Audit Committee is primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. Mr. Chen serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee held four meetings during 2013. As described elsewhere in this Proxy Statement, Mr. Tao has decided not to stand for re-election to our Board at the Annual Meeting. The Audit Committee will consist of Messrs. Chen, Lian and Tsang after the Annual Meeting.

Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee, which will consist of Messrs. Lian (chairman), Chen, and Tsang after the Annual Meeting, oversees all aspects regarding the nominating of directors and setting policies and procedures for the nomination of directors. The Corporate Governance and Nominating Committee is also responsible for overseeing the creation and implementation of our corporate governance policies and procedures. The Corporate Governance and Nominating Committee held two meetings during 2013. Mr. Lian, a current member of the Board and a nominee for re-election will, if elected, replace Mr. Tao and serve on the Corporate Governance and Nominating Committee as the chairman.

Our Corporate Governance and Nominating Committee endeavors to identify individuals to serve on the Board who have expertise that is useful to us and complementary to the background, skills, and experience of other Board members. The Nominating/Governance Committee’s consideration of candidates for membership on the Board may include such factors as (a) the skills of each member of the Board, including each director’s business and management experience, accounting experience, and understanding of corporate governance regulations and public policy matters; (b) the characteristics of each member of the Board, which may include leadership abilities, sound business judgment, and independence; and (c) the general composition of the Board, which may include public company experience of the directors. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Each of the candidates for director named in this proxy statement have been recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors for inclusion on the attached proxy card.

Board Diversity. The Company does not have a specific policy on diversity relating to the selection of nominees for the Board, but the Board believes that while diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, sexual orientation, or identity. In selecting a director nominee, the Corporate Governance and Nominating Committee focuses on diversity in the broadest sense, considering, among other things, skills, expertise, or background that would complement our existing Board taking into account the Company’s business and industry.

Stockholder Nominees. The Corporate Governance and Nominating Committee also considers director nominees recommended by stockholders. See the section of this proxy statement titled, “Deadline for Stockholder Proposals,” for a description of how stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by our directors, management, or employees.

Compensation Committee

General. The Compensation Committee will consist of Messrs. Tsang (chairman), Chen and Lian after the Annual Meeting. The Compensation Committee held one meeting during 2013. The Compensation Committee is primarily responsible for reviewing and approving our compensation and benefit policies, including compensation of executive officers. When determining executive compensation, the Compensation Committee typically reviews the following materials, among others:

  Financial reports on year-to-date performance versus budget and compared to prior year performance.
  Calculations and reports on levels of achievement of individual and corporate performance objectives.
  Reports on the Company’s strategic objectives and budget for future periods.
  Information on the executive officers’ stock ownership and option holdings.

  Peer companies’ information regarding compensation programs and compensation levels.

These materials may also be reviewed during regular Board of Directors meetings.

Role of the Compensation Committee. The Compensation Committee is responsible for (i) overseeing the determination, implementation, and administration of the remuneration (including compensation, benefits, bonuses, and perquisites) of all directors and executive officers of the Company, (ii) reviewing and approving all equity compensation to be paid to other Company employees, and (iii) administering the Company’s equity-based compensation plans, although the Company does not currently have any such plans. Our compensation program and policies are designed to help us attract, motivate, and retain executives of outstanding ability and align the interests of key leadership with the long-term interests of the Company’s stockholders in order to maximize the return to stockholders.

Management’s Role in the Compensation-Setting Process. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;
  establishing business performance targets and objectives; and
  recommending salary levels and any equity awards.

The Chief Executive Officer works with the Compensation Committee to provide:

  background information regarding the Company’s strategic objectives;
  his evaluation of the performance of the senior executive officers; and
  compensation recommendations as to senior executive officers (other than himself).

Although our Chief Executive Officer may recommend to the Compensation Committee the compensation package and awards to our executive officers, the Compensation Committee approves the compensation packages and also grants all awards to executive officers. The Company does not currently have a stock option or other equity incentive plan.

Role of Compensation Consultants. The Compensation Committee may retain a compensation consultant from time to time to assist the Compensation Committee in researching and evaluating executive officer and director compensation and compensation programs. The Compensation Committee did not engage any independent compensation consultants in 2013.

Delegation of Authority. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee in order to determine or administer the compensation to the Company’s executive officers and/or directors.

EXECUTIVE OFFICERS

NAME	AGE	POSITION
Guohong Zhao	53	Chairman, President and CEO
Zhigang Xu	42	Interim Chief Financial Officer, Treasurer and Secretary
Yue Cui	53	Vice President of Production
Fucai Zhan	43	Director, Vice President of R&D

The background for Messrs. Xu and Cui is set forth below. The background of Messrs. Zhao and Zhan is described above at “Proposal 1—Election of Directors.”

Mr. Zhigang Xu. Mr. Xu was appointed as our Interim Chief Financial Officer, Treasurer and Secretary of September 29, 2012. Mr. Xu has worked in different positions in the Company’s subsidiaries Siping Juyuan and Beijing Juyuan since 2000. Mr. Xu was Beijing Juyuan’s accountant and Financial Director. He was also Siping Juyuan’s Deputy Financial Director and CFO Assistant. From 1993 to 1999, Mr. Xu worked as an account at Siping Jiuyuan Heat Exchange Equipment Co., Ltd. Mr. Xu holds a Bachelor’s Degree in Accounting from Jilin Industry University.

Yue Cui. Mr. Cui became our Vice President of Production on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. Cui has served as Vice President of Production of Siping Juyuan since 2006. From 2000 to 2006, he was the operations manager of Siping Juyuan. From 1979 to 2000, he was the production manager of Siping Tool Factory, a tool manufacturer. With 20 years experience in the manufacturing industry, he has significantly improved the production management of the Company.

EXECUTIVE AND DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

     Our executive compensation philosophy is to align the interests of executive management with stockholder interests and with our business strategy and success through an integrated executive compensation program that considers short-term performance, the achievement of long-term strategic goals and growth in total stockholder value. The key elements of our executive compensation philosophy are competitive base salary, annual incentive opportunities and equity participation. Our aggregate compensation package is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance.

     The compensation of our executive officers is determined by the Compensation Committee of the Board, except that the entire Board makes the final determination as to the compensation of our Chief Executive Officer. The Chief Executive Officer reviews and revises compensation proposals prepared by Human Resources and presents his recommendations to the Compensation Committee for the Committee’s ultimate review and approval. The Chief Executive Officer does not participate in Compensation Committee meetings and is not involved in decisions relating to his own compensation.

Elements of Compensation

     We pay each of our named executive officers a base annual salary. Bonuses and equity incentives may also be provided to supplement base salary. The criteria for determining each of these components of compensation is described below. We do not provide retirement benefits and only minimal perquisites except as described below.

Base Salary. Base salary levels for executive officers are set forth in their individual employment agreements, and are reflected in the Summary Compensation Table below under the heading “Executive Compensation”. However, the Compensation Committee did not conduct a peer group compensation analysis or target any particular compensation level in establishing the base salaries for named executive officers.

     The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering corporate strategy and goals, individual management skills and responsibilities, demonstrated loyalty, and the Company’s commitment to attract and retain executives. We expect that our Compensation Committee will reward superior individual and company performance with commensurate cash and other compensation. Salary will next be reviewed when the Compensation Committee deems appropriate, but the Compensation Committee will not review salary more frequently than on an annual basis.

Bonuses. Executives are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. However, in fiscal year 2013 we did not set any performance targets and no discretionary bonuses were paid. If our Compensation Committee determines to do so in the future, bonuses may be paid on an ad hoc basis to recognize superior performance. If the Compensation Committee determines to provide bonus compensation as a regular part of our executive compensation package, it will establish performance goals for each of the executive officers and maximum bonuses that may be earned upon attainment of such performance goals. Some of the components of our key performance appraisal index that we may use to consider in establishing these performance goals include the following: internal control improvement, cash flow (accounts receivable, inventory, accounts payable), sales (revenue, accounts receivables collection, gross profit, customer credit management and goods delivery management), costs and expenses (financial costs, manufacturing costs, general and administrative expenses, sales and marketing expenses, research and development costs), and capital expenditures.

Equity Incentives. Named executive officers are eligible for equity awards in the form of restricted stock. Equity awards are granted at the discretion of the Compensation Committee. The size of an award to any individual, including named executive officers, depends in part on individual performance, including the components of our key performance appraisal index described above and any other indicators of the impact that such employee’s productivity may have on stockholder value over time. Other factors include salary level and competitive data. In addition, in determining the number of stock options or shares of restricted stock granted to each named executive officer, the Compensation Committee considers the future benefits potentially available to the named executive officers from existing awards. The number of options or restricted shares granted depend in part on the total number of unvested options and restricted shares deemed necessary to provide an incentive to that individual to remain with the Company for the long-term.

     We seek to further align management and stockholder interests by giving to executives an equity interest in our company, the value of which depends upon stock performance. The Committee believes that using restricted stock as part of the overall equity awards program better aligns the interest of management and stockholders as restricted stock closely replicates the economic characteristics of capital stock. No grants of restricted stock were made to any of our named executive officers during fiscal year 2013.

Retirement Benefits. Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China.

Perquisites. Historically, we have provided our named executive officers with minimal perquisites and other personal benefits that we believe are reasonable, such as company car-related benefits. We do not view perquisites as a significant element of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report has been submitted by the Compensation Committee of our Board of Directors:

     The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2013 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, each as filed with the Commission.

Compensation Committee of the Board of Directors

Respectfully submitted,
To Tsang, Chairman
Jingxun Chen
Youjun Lian
Wenquan Tao

     The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Chen, Tsang, Lian and Tao were committee members during all of 2013. No one who served on the Compensation Committee at any time during 2013 is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2013.

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during 2013 and 2012: Guohong Zhao, who became our President and Chief Executive Officer when we completed the reverse acquisition. No other executive officers received total compensation in excess of $100,000 in any fiscal year.

						Non-	Non-
						Equity	qualified
						Incentive	Plan Deferred
				Stock	Option	Compensation	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Earnings	Earnings	Compensation	Total
Principal	Year	($)	($)	($)	($)	($)	($)	($)	($)
Position
Guohong Zhao,	2013	16,819	0	0	0	0	0	0	16,819
CEO and President
	2012	16,819	0	0	0	0	0	0	16,819

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plan.

Options and Stock Appreciation Rights

We do not currently have a stock option or other equity incentive plan.

Employment Agreements

We do not have any employment agreement with any of our management.

We have not provide retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Payment of Post-Termination Compensation

The Company does not have change-in-control agreements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

Director Compensation

The following table sets forth all compensation awarded to, earned by or paid to the directors in 2013:

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Guohong Zhao	-	-	-
Fucai Zhan	-	-	-
Wenquan Tao	24,000	-	24,000
Jingxun Chen	36,000	-	36,000
To Tsang	24,000	-	24,000
Youjun Lian	12,000	-	12,000
Ariel Poppel	-	-	-

We entered into separate independent director contracts and indemnification agreements with each of Messrs. Wenquan Tao and To Tsang. Under the terms of the independent director’s contracts, we agreed to pay each of Mr. Tao and Mr. Tsang an annual fee of $24,000, as compensation for the services to be provided by them as independent directors. Under the terms of the indemnification agreements, we agreed to indemnify the independent director against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. We agreed to pay Mr. Lian and Mr. Chen an annual fee of $12,000 and $36,000, respectively, as compensation for the services to be provided by them as independent directors. We have not entered into independent director agreements or indemnification agreements with Mr. Poppel, Mr. Lian and Mr. Chen. Mr. Poppel does not receive any compensation for his service as director.

Mr. Guohong Zhao and Mr. Fucai Zhan are paid in their capacity as executive officers of the Company and they do not receive any additional compensation for their service as directors.

Limitation of Liability and Indemnification of Officers and Directors

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934 may be permitted to our directors, officers and controlling persons pursuant to provisions of the Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

In the fiscal year ended December 31, 2013, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of Messrs. Chen (Chairman), Tao, Lian and Tsang. The Board has determined that (i) each member of our Audit Committee is “independent” as defined under the NASDAQ listing standards and applicable SEC rules and regulations (ii) each member of our Audit Committee meets the audit committee composition requirements in the NASDAQ listing standards and (iii) Mr. Chen qualifies as an “audit committee financial expert” as defined in applicable SEC rules and regulations.

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the quality and integrity of the Company’s financial reporting processes, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Audit Committee reviews and reassesses the adequacy of the charter on a regular basis, and at least annually. The Audit Committee Charter is available through the Company’s website located at www.tht.cn and in print to any stockholder who requests it.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with GAAP and issuing a report on those consolidated financial statements and issuing a report on internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes. In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished, among other things, the following:

  it has reviewed and discussed the audited financial statements for 2013 with management it has discussed with its independent registered public accounting firm, MaloneBailey, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees (SAS 61), as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T
  it has received from MaloneBailey, written disclosures and the letter required by applicable PCAOB rules regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence it has discussed with MaloneBailey its independence from us

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Jingxun Chen, Chairman
Wenquan Tao
To Tsang
Youjun Lian

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 2)

Independent Registered Public Accounting Firm For 2014

The Audit Committee has selected the firm of MaloneBailey as the Company’s independent registered public accounting firm for 2014. Stockholder ratification of the selection of MaloneBailey as the Company’s independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of MaloneBailey to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain MaloneBailey. In such event, the Audit Committee may retain MaloneBailey, notwithstanding the fact that the stockholders did not ratify the selection, or select another nationally recognized independent registered public accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of MaloneBailey are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended December 31, 2013 and 2012:

	Year Ended December 31,
	2013	2012
Audit Fees	$162,757	$33,381
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$162,757	$33,381

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of the aggregate fees billed for products and services provided and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Board of Directors Pre-Approval Policies and Procedures

Our Board of Directors has adopted the policy to pre-approve audit and permissible non-audit services provided by our independent auditors. The Audit Committee monitors audit services engagements; reviews such engagements; and approves any changes in the terms, conditions, fees, or scope of such engagements. The Audit Committee has pre-approved certain services, including the following:

  services associated with periodic reports and other documents filed with the SEC; and
  tax services.

The following services require specific pre-approval of the Audit Committee: annual audit services engagement, terms and fees, including required quarterly reviews, and report on internal controls over financial reporting.

In accordance with SEC rules and regulations, the following services will not be provided by the independent registered public accounting firm:

  Bookkeeping or other services related to the accounting records or financial statements of the Company;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit outsourcing;
  Management functions;
  Human resources;
  Broker-dealer, investment adviser, or investment banking services;
  Legal services; and
  Expert services unrelated to the audit.

All fees paid for 2013 were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

     In accordance with recent legislation, the Company is providing stockholders with an advisory (non-binding) vote to approve compensation programs for our named executive officers (sometimes referred to as “say on pay”) as required by the Exchange Act. Accordingly, you may vote on the following resolution at the 2014 Annual Meeting:

     “Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

     This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

     As described in detail under “Compensation Discussion and Analysis”, our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program rewards sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

The Board of Directors recommends a vote FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

DEADLINE FOR STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934 (the Exchange Act), proposals of stockholders intended to be presented at the 2015 Annual Meeting of Stockholders must be received by the Secretary of the Company at our principal executive office at THT Heat Transfer Technology, Inc., Zhigang Xu, not later than March 14, 2015 for inclusion in the proxy statement for that meeting.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013, including the financial statements and schedules thereto, as filed with the SEC. Such written requests should be directed to the Secretary of the Company, at our principal executive office at THT Heat Transfer Technology, Inc., Zhigang Xu. A copy of our Annual Report on Form 10-K is also available on our website at www.tht.cn.

ADDITIONAL INFORMATION

Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and certain persons who own more than 10% of our common stock to file with the SEC reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, officers, and greater than 10% beneficial owners, all these reports were filed on a timely basis. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in fiscal year 2013.

By Order of the Board,

Guohong Zhao
Chairman and Chief Executive Officer

September 30, 2014
Siping City, Jilin Province

THT HEAT TRANSFER TECHNOLOGY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS— NOVEMBER 19, 2014
(This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of THT Heat Transfer Technology, Inc. (the “Company”) hereby appoints Messrs. Guohong Zhao and Zhigang Xu, or either of them, his/her true and lawful agents and proxies, each with full power of substitution, to represent and to vote as specified in this proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders of the Company to be held on November 19, 2014 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No.6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED “FOR ALL NOMINEES” WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL 1; AND “FOR” THE RATIFICATION OF MALONEBAILEY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 2, AND FOR THE APPROVAL OF EXECUTION COMPENSATION IN PROPOSAL 3. THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

These proxy materials and our annual report are available at www.tht.cn.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

THT HEAT TRANSFER TECHNOLOGY, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2014
________________________________________

Annual Meeting Proxy Card

________________________________________
This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of THT HEAT TRANSFER TECHNOLOGY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated September 30, 2014, and hereby constitutes and appoints Mr. Guohong Zhao, the Company’s Chief Executive Officer, and Mr. Zhigang Xu, the Company’s Interim Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders to be held on November 19, 2014, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

The Board of Directors recommends that you vote FOR the following:

1.	PROPOSAL 1—ELECTION OF DIRECTORS

[   ] FOR all nominees
[   ] WITHHOLD AUTHORITY for all nominees.
[   ] FOR ALL EXCEPT (See instructions below).

NOMINEES:

[   ] Guohong Zhao
[   ] Fucai Zhan
[   ] Jingxun Chen
[   ] To Tsang
[   ] Youjun Lian
[   ] Ariel Poppel

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold as shown here

The Board of Directors recommends that you vote FOR the following:

2.	PROPOSAL 2—RATIFICATION OF APPOINTMENT OF MALONEBAILEY LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Directors recommends that you vote FOR the following:

3.	Approve, on an advisory, non-binding basis, the Company’s executive compensation.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSALS TWO AND THREE. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED SEPTEMBER 30, 2014 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated September 30, 2014, and the 2013 Annual Report, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name ________________________________

Name (if joint)

_____________________________________

Date _____________, 2014

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.